SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2004

VENTAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10989	61-1055020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223

(Address of principal executive offices) (Zip Code)

(502) 357-9000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits:

99.1 Press Release dated July 27, 2004.

Item 9. Regulation FD Disclosure

The information furnished pursuant to Item 12 is hereby incorporated by reference to this Item 9.

A copy of the press release issued by Ventas, Inc. (the “Company”) on July 27, 2004 (the “Press Release”) is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 9 by reference.

The information of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

Item 12. Results of Operations and Financial Condition

On July 27, 2004, the Company issued the Press Release, which announced the Company’s results of operations and financial condition as of and for the quarter ended June 30, 2004.

The Press Release provided that the Company’s normalized funds from operations (“FFO”) for the second quarter ended June 30, 2004 was $37.7 million, as compared to $31.2 million for the second quarter ended June 30, 2003. The Company’s net income for the second quarter ended June 30, 2004 was $25.7 million, as compared to $16.1 million for the second quarter ended June 30, 2003 (after discontinued operations of $1.0 million related to the Company’s sale of 27 facilities).

The Press Release also announced that the Company’s normalized FFO per diluted share for the second quarter ended June 30, 2004 was $0.45 per diluted share, as compared to $0.39 per diluted share for the second quarter ended June 30, 2003. The Company’s net income per diluted share for the second quarter ended June 30, 2004 was $0.30 per diluted share, as compared to $0.20 per diluted share for the second quarter ended June 30, 2003 (after discontinued operations of $0.01 per diluted share related to the Company’s sale of 27 facilities).

Additionally, the Press Release provided that the Company’s normalized FFO for the six months ended June 30, 2004 was $71.7 million, as compared to $59.1 million for the six months ended June 30, 2003. The Company’s net income for the six months ended June 30, 2004 was $48.9 million, as compared to $53.4 million for the six months ended June 30, 2003 (after discontinued operations of $2.4 million).

The Press Release also provided that the Company’s normalized FFO per diluted share for the six months ended June 30, 2004 was $0.86 per diluted share, as compared to $0.74 per diluted share for the six months ended June 30, 2003. The Company’s net income per diluted share for the six months ended June 30, 2004 was $0.58 per diluted share, as compared to $0.67 per diluted share for the six months ended June 30, 2003 (after discontinued operations of $0.03 per diluted share).

The Press Release also announced that the Company had raised its expectation for normalized FFO per share for the year ended December 31, 2004 to between $1.75 and $1.79 per diluted share from its previous guidance of $1.70 and $1.74 per diluted share. The Company’s expectation for net income per share for the year ended December 31, 2004 has been raised to between $1.18 and $1.22 per diluted share from its previous expectation for net income per share for the year ended December 31, 2004 of $1.14 and $1.18 per diluted share.

A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 12 by reference.

The information of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements regarding the Company’s and its subsidiaries’ expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.

Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. (“Kindred) and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company’s subsidiaries, including without limitation the lease agreements and various agreements entered into by the Company and Kindred at the time of the Company’s spin off of Kindred on May 1, 1998 (the “1998 Spin Off”), as such agreements may have been amended and restated in connection with Kindred’s emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company’s other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company’s success in implementing its business strategy and the Company’s ability to identify and consummate diversifying acquisitions or investments, (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company’s operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of and the accounting for the Company’s interest rate swap agreement, (m) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (n) final determination of the Company’s taxable net income for the years ending December 31, 2003 and 2004, (o) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases and the Company’s ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, and (p) the impact on the liquidity, financial condition and results of operations of Kindred and the Company’s other operators resulting from increased operating costs and uninsured liabilities for professional liability claims, and the ability of Kindred and the Company’s other operators to accurately estimate the magnitude of such liabilities. Many of such factors are beyond the control of the Company and its management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

(Registrant)

Date: July 28, 2004

By: /s/ T. Richard Riney

Name: T. Richard Riney

Title: Executive Vice President and

General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 27, 2004.